EXHIBIT 10.3

                                STOCK OPTION PLAN

                                       OF

                                    BANKFIRST

      BankFirst, a Tennessee banking corporation, with principal offices at 625 Market Street, Knoxville, Knox County, Tennessee, is establishing a stock option plan to advance the interests of the Bank and its shareholders by encouraging and enabling selected directors, officers, and other key employees upon whose judgment, initiative and effort the Bank is largely dependent for the successful conduct of its business to acquire and retain a proprietary interest in the Bank by ownership of stock.

                                   Article I

                                  Definitions

      As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

            (a) "Bank" shall mean BankFirst.

            (b) "Board" shall mean the Board of Directors of BankFirst.

            (c) "Committee" shall mean the Executive Committee of the Board of Directors.

            (d) "Fair Market Value" shall mean the sum established by the Board of Directors annually, and for the purpose of the adoption of this Plan, shall mean the sum of Twenty ($20.00) Dollars per share. If the stock is listed upon an established stock exchange or exchanges, such fair market shall be deemed to be the highest closing price of the capital stock on such stock exchange or exchanges on the day the option is granted, or if no sale of the Bank's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock.

            (e) "Grantee" shall mean an employee to whom an Award has been granted hereunder.

            (f) "Optionee" shall mean an officer, director or key employee to whom an option has been granted hereunder.


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            (g) "Plan" shall mean the BankFirst Stock Plan, the terms of which are set forth herein.

            (h) "Stock" shall mean the Common Stock of BankFirst or, in the event that such outstanding shares of stock are hereafter changed into or exchanged for shares of a different stock or securities of the Bank or some other corporation, such other stock or securities.

            (i) "Stock Option Agreement" shall mean the agreement between the Bank and the Optionee under which the Optionee may purchase Stock hereunder.

                                   Article II

                                    The Plan

      2.1 Name. This plan shall be known as the "BankFirst Stock Option Plan".

      2.2 Purpose. The purpose of the Plan is to advance the interests of the Bank and its shareholders by affording to officers, key employees and directors of the Bank an opportunity to acquire to increase their proprietary interest in the Bank by the grant to such key management employees and directors of options under the terms set forth herein. By thus encouraging such officers, key employees, and directors to become owners of the Bank's shares, the Bank seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Bank in large measure depends. The options granted hereunder are not "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986.

      2.3 Effective Date. The effective date of the Plan is March 14, 1995, the date of its approval by the Board, provided, however, if the Plan is not approved by the Stockholders at the next Stockholders Meeting, or if the Plan is not approved by such stockholders before March 14, 1996, the Plan shall terminate and any options granted thereunder shall be void and have no force or effect, except as provided in Article V hereof.

                                  Article III

                                  Participants

      Any director, officer or other key management employee of the Bank shall be eligible to participate in the Plan. The Committee may grant Options to any eligible participant in accordance with such determinations as the Committee from time to time in its sole discretion shall make.


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                                   Article IV

                                 Administration

      4.1 Duties and Powers of Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among the directors and the Chief Executive Officer of the Bank those to whom and the time or times at which Option may be granted and the number of shares of Stock to be subject to each Option. The President and Chief Executive Officer shall in accordance with the authorization of the Executive Committee of the Board have sole discretion and authority to determine from among the officers and key employees those to whom and the time or times at which Option may be granted and the number of shares of Stock to be subject to each Option. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

      4.2 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

      4.3 Bank Assistance. The Bank shall supply full and timely information to the Committee on all matters relating to employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Bank shall furnish the Committee with such clerical and other assistance as it is necessary in the performance of its duties.

                                   Article V

                             Stock Subject to Plan

      5.1 Limitations. Subject to adjustment pursuant to the provisions of
Section 5.3 hereof, the number of shares of Stock which may be issued and sold hereunder shall not exceed 500,000 shares; such shares may be authorized and unissued shares or shares issued and thereby after acquired by the Bank. All shares issued and sold hereunder shall be subject to the restriction that the shares may not be sold by the Optionee until the initial public offering of the Bank's stock or the Bank determines otherwise.


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      The Bank has previously granted options totaling 169,565 shares to two (2)
executive employees and three (3) directors. The Stock Option Agreements authorized by the Board of Directors to the two (2) executive officers and three
(3) directors differ in terms of the Stock Option Plans set forth herein specifically in price, exercise of option, expiration and registration rights. Copies of the agreements are on file with the Secretary of the Board.

      5.2 Options Granted Under the Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such option termination relates.

      5.3 Antidilution. In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Bank or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

            (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately.

            (b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately.

            (c) Where dissolution or liquidation of the Bank or any merger or combination in which the Bank is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger, or combination, to exercise his Option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions.

      The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   Article VI

                                 Stock Options

      6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Bank and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.


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      6.2 Option Price. The per share Option price of the Stock subject to each
Option shall be determined by the Committee, by the per share price shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

      6.3 Option Period. Each Option granted hereunder must be granted within ten years from the effective date of the plan. The period for the exercise of each Option shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant of the Option.

      6.4 Option Exercise. Options may be exercised in whole at any time, or in part from time to time with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Bank at its principal office in Knoxville, Tennessee, and payment in full to the Bank at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option price, Optionee shall pay to the Bank in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

      6.5 Nontransferability of Option. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by him.

      6.6 Effect of Death or Other Termination of Employment.

            (a) If the Optionee's employment or directorship with the Bank shall be terminated by the Bank with or without cause, or by the act of the Optionee, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease, provided, however, that if the Optionee shall die, retire, or become permanently and totally disabled, as determined by the Committee in accordance with applicable Bank personnel policies, such Option shall become exercisable in full on the date of such death, retirement, or disability and, in the case of retirement or disability, such Option shall remain exercisable for three months after the date of such retirement or disability.

            (b) If an Optionee's employment or directorship with the Bank shall be terminated or any reason other than death, the Optionee shall have the right, during the period ending three months after such termination, to exercise such Option to the extent that it was exercisable at the date of such termination of employment and shall not have been exercised.

            (c) If an Optionee shall die while serving as a director or while in the employ of the Bank or within three months after termination of such directorship or employment, the personal representative of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the Personal Representative


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      pursuant to will or the laws of descent and distribution shall have the right during the period ending one year after the date of the Optionee's death, to exercise the Optionee's Option to the extent that it was exercisable at the date of termination of employment by death or otherwise and shall not have been exercised.

            (d) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Bank unless the Bank shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

      6.7 Rights as Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

                                   Article VII

                               Stock Certificates

      The Bank shall issue and deliver the certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof within five (5) business days of the option.

                                  Article VIII

                 Termination, Amendment and Notification of Plan

      The Board of Directors may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the majority of the shareholders of the Bank may:

            (a) Increase the total number of shares of Stock subject to the Plan except as contemplated in Section 5.3 hereof,

            (b) Withdraw the administration of the Plan from the Committee,

            (c) Permit any person while a member of the Committee to be eligible to receive or hold an Option under the Plan; and

provided further, that no termination, amendment, or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or permitted transferee of the Option.


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                                   Article IX

                                 Miscellaneous

      9.1 Employment and Directorship. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Bank, or the director the right to serve on the Board of Directors.

      9.2 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Bank, nor shall the Plan preclude the Bank from establishing any other forms of incentive or other compensation for employees of the Bank.

      9.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Bank.

      9.4 Singular, Plural, Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

      9.5 Headings, etc., No Part of the Plan. Headings of Articles and Section hereof are inserted for convenience and reference; they constitute no part of the Plan.


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                             GRANT OF STOCK OPTION
                                     UNDER
                          BANKFIRST STOCK OPTION PLAN

Grantee:  James L. Clayton

Social Security Number:  ###-##-####

Grant Date:  3/14/95
Expiration Date:  March 14, 2005
Number of Shares:  1200
Exercise Price Per Share:  $20.00

BankFirst, a Tennessee banking corporation, (the "Bank"), hereby grants you an option to purchase the total number of shares of Bank stock set forth above and at the exercise price stated above, subject to the terms and conditions of the BankFirst Stock Option Plan and Stock Option Agreement.

I hereby acknowledge receipt of the Option granted above. I further acknowledge receipt of a copy of the BankFirst Stock Option Plan and Stock Option Agreement and agree to conform to all terms and conditions of the Option and Agreement.

Date:  March 14, 1995                Signature:  /s/ Fred R. Lawson
     ---------------------                     ---------------------------
                                                     BankFirst

Date:  March 14, 1995                Signature:  /s/ James L. Clayton
                                               ---------------------------------
                                                     James L. Clayton - Director